EXHIBIT A
                              (AS OF MAY 28, 2019)


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First Trust STOXX European Select Dividend Index Fund
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First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
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First Trust Dow Jones Global Select Dividend Index Fund
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First Trust Global Wind Energy Index ETF
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First Trust Global Engineering and Construction Index ETF
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First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund
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First Trust Indxx Global Natural Resources Income ETF
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First Trust Indxx Global Agricultural ETF
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First Trust BICK Index Fund
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First Trust Indxx NextG ETF (fka First Trust NASDAQ Smartphone Index Fund)
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First Trust NASDAQ Global Auto Index Fund
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First Trust Cloud Computing Index Fund
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First Trust International IPO ETF
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First Trust NASDAQ Cybersecurity ETF
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First Trust IPOX Europe Equity Opportunities ETF
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First Trust Dow Jones International Internet ETF
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